Exhibit 10.3

JOINDER AGREEMENT, dated as of February 12, 2018 (this “Agreement”), is made by AMERICAN WOODMARK CORPORATION, a Virginia corporation (the “Borrower”), each Subsidiary of the Borrower identified on the signature pages of this Agreement as an “Existing Subsidiary Guarantor” (each an “Existing Subsidiary Guarantor”), each Subsidiary of the Borrower identified on the signature pages of this Agreement as an “Additional Subsidiary Guarantor” (each an “Additional Subsidiary Guarantor”), in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacity as Administrative Agent (the “Administrative Agent”), for the benefit of the Secured Parties.

STATEMENT OF PURPOSE

Pursuant to the Credit Agreement, dated as of December 29, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, the Lenders from time to time party thereto and the Administrative Agent, the Lenders have agreed to make Extensions of Credit to the Borrower upon the terms and subject to the conditions set forth therein.

Pursuant to the terms of the Subsidiary Guaranty Agreement, dated as of December 29, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Subsidiary Guaranty Agreement”), by the Existing Subsidiary Guarantors in favor of the Administrative Agent, the Existing Subsidiary Guarantors have guaranteed the payment and performance of the Secured Obligations.

Pursuant to the terms of the Collateral Agreement, dated as of December 29, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Collateral Agreement”), by and among the Borrower and the Existing Subsidiary Guarantors in favor of the Administrative Agent, the Borrower and the Existing Subsidiary Guarantors have granted a security interest in their respective Collateral to secure the Secured Obligations.

The Borrower, the Existing Subsidiary Guarantors and the Additional Subsidiary Guarantors, though separate legal entities, comprise one integrated financial enterprise, and all Extensions of Credit to the Borrower will inure, directly or indirectly, to the benefit of each Existing Subsidiary Guarantor and each Additional Subsidiary Guarantor.

It is a condition precedent to the obligation of the Lenders to make the Delayed Draw Term Loans under the Credit Agreement that each Additional Subsidiary Guarantor shall have executed and delivered this Agreement to the Administrative Agent, for the benefit of the Secured Parties.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, and to induce the Lenders to make the Delayed Draw Term Loans under the Credit Agreement, each of the Borrower, each Existing Subsidiary Guarantor and each Additional Subsidiary Guarantor hereby agrees with the Administrative Agent, for the benefit of the Secured Parties, as follows:

1.    Terms Defined in Loan Documents. Terms not otherwise defined in this Agreement have the respective meanings provided in the Credit Agreement, the Subsidiary Guaranty Agreement or the Collateral Agreement, as applicable.

2.    Subsidiary Guaranty Agreement.

a.    Joinder. Each Additional Subsidiary Guarantor hereby irrevocably, absolutely and unconditionally agrees to become a party to the Subsidiary Guaranty Agreement as a “Guarantor” effective as of the date hereof. As of the date hereof, all references to “Guarantor” in the Subsidiary Guaranty Agreement shall include the Additional Subsidiary Guarantors.

b.    Guaranty. Each Additional Subsidiary Guarantor hereby, jointly and severally with the other Guarantors, absolutely, irrevocably and unconditionally guarantees as a primary obligor and not merely as a surety to the Administrative Agent for the benefit of the Secured Parties, and their respective permitted successors, endorsees, transferees and assigns, the prompt payment and performance of all Guaranteed Obligations, with the same force and effect as if such Additional Subsidiary Guarantor were a signatory to the Subsidiary Guaranty Agreement.

c.    Affirmations. Each Additional Subsidiary Guarantor hereby acknowledges, makes and affirms, as of the date hereof, with respect to itself, its properties and its affairs, each of the representations, warranties, acknowledgements and certifications applicable to, and each of the waivers by, any “Guarantor” contained in the Subsidiary Guaranty Agreement, as supplemented by this Agreement.

3.    Collateral Agreement.

a.    Joinder. Each Additional Subsidiary Guarantor hereby irrevocably, absolutely and unconditionally agrees to become a party to the Collateral Agreement as a “Grantor” effective as of the date hereof. As of the date hereof, all references to “Grantor” in the Collateral Agreement shall include the Additional Subsidiary Guarantors.

b.    Grant of Security Interest. Each Additional Subsidiary Guarantor hereby grants and pledges to the Administrative Agent, for the benefit of itself and the other Secured Parties, a continuing security interest in, all of such Additional Subsidiary Guarantor’s right, title and interest in, and such Additional Subsidiary Guarantor’s power to transfer rights in, the Collateral, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations, with the same force and effect as if such Additional Subsidiary Guarantor were a signatory to the Collateral Agreement.

c.    Affirmations. Each Additional Subsidiary Guarantor hereby acknowledges, makes and affirms, as of the date hereof, with respect to itself, its properties and its affairs, each of the representations, warranties, acknowledgements and certifications applicable to, and each of the waivers by, any “Grantor” contained in the Collateral Agreement, as supplemented by this Agreement.

4.    Additional Agreements.

a.    Supplemental Schedules. Attached as Exhibit A to this Agreement are duly completed schedules (the “Supplemental Schedules”) supplementing the respective Schedules to the Collateral Agreement as thereon indicated. Each of the Borrower, each Existing Subsidiary Guarantor and each Additional Subsidiary Guarantor hereby represents and warrants that the information contained on each of the Supplemental Schedules with respect to such Credit Party and its properties and affairs is true and complete as of the date hereof.

b.    Reaffirmation of Subsidiary Guaranty Agreement. Each Existing Subsidiary Guarantor hereby reacknowledges and reaffirms, as of the date hereof, with respect to itself, its properties and its affairs, each of the representations, warranties, acknowledgements and certifications applicable to, and each of the waivers by, any “Guarantor” contained in the Subsidiary Guaranty Agreement, as supplemented by this Agreement.

c.    Reaffirmation of Collateral Agreement. Each of the Borrower and each Existing Subsidiary Guarantor hereby reacknowledges and reaffirms, as of the date hereof, with respect to itself, its properties and its affairs, each of the representations, warranties, acknowledgements and certifications applicable to, and each of the waivers by, any “Grantor” contained in the Collateral Agreement, as supplemented by this Agreement.

5.    Miscellaneous.

a.    Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; except that no Existing Subsidiary Guarantor or Additional Subsidiary Guarantor may assign or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent and the other Lenders (except as otherwise provided by the Credit Agreement).

b.    Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in separate counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Agreement or any document or instrument delivered in connection herewith by facsimile or in electronic (i.e. “pdf” or “tif”) form shall be effective as delivery of a manually executed counterpart of this Agreement or such other document or instrument, as applicable.

c.    Governing Law; Venue; Waiver of Jury Trial. The provisions of Sections 7.5 and 7.6 of the Collateral Agreement are hereby incorporated by reference as if fully set forth herein.

d.    Severability of Provisions. Any provision of this Agreement or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

e.    Integration. This Agreement and the other Loan Documents, and any separate letter agreements with respect to fees, constitute the entire contract among the parties relating to the subject matter hereof and thereof and supersede any and all previous agreements and understandings, written or oral, relating to the subject matter hereof. In the event of any conflict between the provisions of this Agreement and those of the Credit Agreement, the provisions of the Credit Agreement shall control, and in the event of any conflict between the provisions of this Agreement and any other Security Documents, the provisions of the Collateral Agreement shall control; provided that the inclusion of supplemental rights or remedies in favor of the Administrative Agent or the other Secured Parties in any other Loan Document shall not be deemed a conflict with this Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the parties hereto has duly executed and delivered this Agreement as of the day and year first written above.

BORROWER:
AMERICAN WOODMARK CORPORATION, as Borrower By: /s/ S. Cary Dunston _____ Name: S. Cary Dunston Title: President, Chief Executive Officer and Chairman of the Board
EXISTING SUBSIDIARY GUARANTORS:

AMENDÉ CABINET CORPORATION, as an Existing Subsidiary Guarantor

By:    /s/ M. Scott Culbreth
   Name: M. Scott Culbreth
   Title: President, Secretary and
                        Chairman of the Board

COMPLETE KITCHENS LLC, as an Existing Subsidiary Guarantor

By:    /s/ S. Cary Dunston
   Name: S. Cary Dunston
   Title: President

ADDITIONAL SUBSIDIARY GUARANTORS:

[Signature Page to Joinder Agreement]

RSI HOME PRODUCTS, INC., as an Additional Subsidiary Guarantor

By:    /s/ S. Cary Dunston
   Name: S. Cary Dunston
   Title: Chairman, President and
                         Chief Executive Officer

PROFESSIONAL CABINET SOLUTIONS, INC., as an Additional Subsidiary Guarantor

By:    /s/ S. Cary Dunston
   Name: S. Cary Dunston
   Title: Chairman, President and
                         Chief Executive Officer

RSI HOME PRODUCTS MANAGEMENT, INC., as an Additional Subsidiary Guarantor

By:    /s/ S. Cary Dunston
   Name: S. Cary Dunston
   Title: Chairman, President and
                         Chief Executive Officer

RSI HOME PRODUCTS MANUFACTURING, INC., as an Additional Subsidiary Guarantor

By:    /s/ S. Cary Dunston
   Name: S. Cary Dunston
   Title: Chairman, President and
                         Chief Executive Officer

RSI HOME PRODUCTS SALES, INC., as an Additional Subsidiary Guarantor

By:    /s/ S. Cary Dunston
   Name: S. Cary Dunston
   Title: Chairman, President and
                         Chief Executive Officer

[Signature Page to Joinder Agreement]

[Signature Page to Joinder Agreement]

ADMINISTRATIVE AGENT
WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent By: /s/ Dermaine Lewis Name: Dermaine Lewis Title: Senior Vice President

[Signature Page to Joinder Agreement]